Exhibit 10.5

        THIS FOURTH AMENDING AGREEMENT, made as of the 29th day of September, 2006.

BETWEEN:

        MAGNA ENTERTAINMENT CORP.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Borrower"),

OF THE FIRST PART,

— and —

        MID ISLANDI SF.,
        a partnership formed under the laws of Iceland,
        acting through its Zug branch

        (hereinafter called the "Lender"),

OF THE SECOND PART,

— and —

        MEC PENNSYLVANIA RACING, INC.,
        a corporation incorporated under the laws of the
        Commonwealth of Pennsylvania,

— and —

        WASHINGTON TROTTING ASSOCIATION, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        MOUNTAIN LAUREL RACING, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter collectively called the "Meadows Guarantors"),

OF THE THIRD PART,

— and —

        PACIFIC RACING ASSOCIATION,
        a corporation incorporated under the laws of the
        State of California,

— and —

        MEC LAND HOLDINGS (CALIFORNIA) INC.,
        a corporation incorporated under the laws of the
        State of California

        (hereinafter collectively called the "Golden Gate
        Fields Guarantors        "),

OF THE FOURTH PART,

— and —

        THE SANTA ANITA COMPANIES, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        LOS ANGELES TURF CLUB, INCORPORATED,
        a corporation incorporated under the laws of the
        State of California

        (hereinafter collectively called the "Santa Anita
        Guarantors        "),

OF THE FIFTH PART,

— and —

        GULFSTREAM PARK RACING ASSOCIATION, INC.,
        a corporation incorporated under the laws of the
        State of Florida

        (hereinafter called the "Gulfstream Guarantor"),

OF THE SIXTH PART,

— and —

        GPRA THOROUGHBRED TRAINING CENTER, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Palm Meadows Training
        Guarantor        "),

OF THE SEVENTH PART,

— and —

        SLRD THOROUGHBRED TRAINING CENTER, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "San Luis Rey Downs
        Guarantor        "),

OF THE EIGHTH PART,

— and —

        MEC DIXON, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Dixon Guarantor"),

OF THE NINTH PART,

— and —

        SUNSHINE MEADOWS RACING INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Ocala Guarantor") (the
        Meadows Guarantors, the Golden Gate Fields
        Guarantors, the Santa Anita Guarantors, the
        Gulfstream Guarantor, the Palm Meadows Training
        Guarantor, the San Luis Rey Downs Guarantor, the
        Dixon Guarantor and the Ocala Guarantor
        hereinafter collectively called the "        Original
        Guarantors        "),

OF THE TENTH PART,

— and —

        OTL, INC.,
        a corporation incorporated under the laws of the
        State of New York

— and —

        DLR, INC.,
        a corporation incorporated under the laws of the
        State of New York

        (hereinafter collectively called the "New York
        Lands Guarantors        "),

OF THE ELEVENTH PART,

— and —

        PALM MEADOWS ESTATES, LLC,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Palm Meadows
        Residential Guarantor        "),

OF THE TWELFTH PART,

— and —

        THISTLEDOWN, INC.,
        a corporation incorporated under the laws of the
        State of Ohio

        (hereinafter called the "Thistledown Guarantor",
        and together with the New York Lands Guarantors
        and the Palm Meadows Residential Guarantors, the
        "        Additional Guarantors"),

OF THE THIRTEENTH PART,

— and —

        MEC MARYLAND INVESTMENTS, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        30000 MARYLAND INVESTMENTS LLC,
        a limited liability company formed under the
        Delaware Limited Liability Company Act

        (hereinafter collectively called the "AmTote
        Guarantors        "),

OF THE FOURTEENTH PART.

        WHEREAS the Lender, as lender, the Borrower, as borrower, and the Original Guarantors, as guarantors, are parties to a bridge loan agreement made as of July 22, 2005 (the "Original Bridge Loan Agreement"), as supplemented and amended by a bridge loan consent and waiver agreement made as of October 14, 2005 (the "Bridge Loan Consent and Waiver Agreement"), as amended by a first amending agreement (the "First Bridge Loan Amending Agreement") made as of February 1, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors, as amended by a second amending agreement (the "Second Bridge Loan Amending Agreement") made as of July 26, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors, and as further amended by a third amending agreement (the "Third Bridge Loan Amending Agreement") made as of September 26, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors (the Original Bridge Loan Agreement, as amended by the Bridge Loan Consent and Waiver Agreement, the First Bridge Loan Amending Agreement, the Second Bridge Loan Amending Agreement and the Third Bridge Loan Amending Agreement, being referred to herein as the "Bridge Loan Agreement");

        AND WHEREAS in connection with the acquisition of all of the remaining issued and outstanding shares of AmTote International, Inc., by the AmTote Guarantors, each of the AmTote Guarantors has provided a guarantee and related security in respect of the obligations of the Borrower under the Bridge Loan Agreement, and has become a party to the Bridge Loan Agreement;

        AND WHEREAS the Lender, the Borrower, the Original Guarantors, the Additional Guarantors and the AmTote Guarantors (the Original Guarantors, the Additional Guarantors and the AmTote Guarantors being collectively referred to herein as the "Guarantors") have agreed to amend the Bridge Loan Agreement in certain respects as set out herein;

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the sum of Ten Dollars ($10.00) paid by each of the parties hereto to the other and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.
Definitions.    Unless otherwise defined herein, all capitalized terms used in this agreement (this "Agreement") shall have the respective meanings ascribed to them in the Bridge Loan Agreement.

2.
Representations and Warranties.    The Borrower and the Guarantors jointly and severally represent and warrant to and in favour of the Lender, with the intent that the Lender shall be entitled to rely upon such representations and warranties in entering into this Agreement and notwithstanding the completion of the transactions contemplated herein, that: (i) all of the recitals to this Agreement are true and complete in all material respects; and (ii) there are no facts, conditions or circumstances that are known to the Borrower or any of the Guarantors and that may reasonably be considered relevant to the Lender's decision to enter into this Agreement that have not been disclosed in writing to the Lender.

3.
Amendments.    The Bridge Loan Agreement is hereby amended as follows:

(a)
by deleting the definition of "AmTote Guarantor" from Section 1.1 of the Bridge Loan Agreement;

(b)
by deleting the definition of "Final AmTote Closing Date" from Section 1.1 of the Bridge Loan Agreement;

(c)
by deleting the definition of "Capital Expenditures" in Section 1.1 of the Bridge Loan Agreement and replacing it with the following:

    "Capital Expenditures" means, for any period, for any Person those expenditures made in connection with the purchase, lease, license, acquisition, erection, development, improvement or construction of property of or by such Person (including any such property acquired pursuant to a Capital Lease Obligation) or any other expenditures, in all cases, which in accordance with GAAP are classified as capital expenditures; provided, however, that such term shall not include those expenditures ("Maintenance Capital Expenditures") that are (a) required to sustain the capacity level or useful life of existing operating facilities or (b) required or lawfully imposed under any Environmental Law or Safety Law, or by any Governmental Body;";

  (d)
  by deleting in its entirety the definition of "Guarantors" in Section 1.1 of the Bridge Loan Agreement and replacing it with the following:

    "Guarantors" means, collectively, (i) The Meadows Guarantors, (ii) the Golden Gate Fields Guarantors, (iii) the Santa Anita Guarantors, (iv) the Gulfstream Guarantor, (v) the Palm Meadows Training Guarantor, (vi) the San Luis Rey Downs Guarantor, (vii) the Dixon Guarantor, (viii) the Ocala Guarantor, (ix) the New York Lands Guarantors, (x) the Palm Meadows Residential Guarantor, (xi) the Thistledown Guarantor and (xii) from and after the AmTote Closing Date, includes the AmTote Guarantors, and in the singular, means any one of the Guarantors referenced in (i) through (xii);";

  (e)
  by deleting the definition of "Loan Amount" in Section 1.1 of the Bridge Loan Agreement and replacing it with the following:

    ""Loan Amount" means the aggregate of the principal amount of the Bridge Loan, being comprised of: (i) the principal amount of $50,000,000 made available pursuant to Tranche 1; (ii) the principal amount of $25,000,000 made available pursuant to Tranche 2; and (iii) the principal amount of $44,000,000 made available pursuant to the $25,000,000 Tranche 3 First Sub-tranche and the $19,000,000 Tranche 3 Second Sub-tranche, as the same may be reduced from time to time in accordance with the terms hereof;";

  (f)
  by adding in proper alphabetical order the following definition of "Maintenance Capital Expenditure" to Section 1.1 of the Bridge Loan Agreement: ""Maintenance Capital Expenditure" has the meaning ascribed thereto in the definition of Capital Expenditure;";

  (g)
  by adding in proper alphabetical order the following definition of "30000 Maryland" to Section 1.1 of the Bridge Loan Agreement: ""30000 Maryland" means 30000 Maryland Investments LLC, a limited liability company formed under the laws of the State of Delaware;";

  (h)
  by adding in proper alphabetical order the following definition of "Second Closing" to Section 1.1 of the Bridge Loan Agreement: ""Second Closing" has the meaning ascribed thereto in the Note Agreement;";

  (i)
  by adding in proper alphabetical order the following definition of "Tranche 3 First Sub-tranche" to Section 1.1 of the Bridge Loan Agreement: ""Tranche 3 First Sub-tranche" has the meaning ascribed thereto in Section 2.1(e);";

  (j)
  by adding in proper alphabetical order the following definition of "Tranche 3 First Sub-tranche Arrangement Fee" to Section 1.1 of the Bridge Loan Agreement: ""Tranche 3 First Sub-tranche Arrangement Fee" has the meaning ascribed thereto in Section 5.3(b);";

  (k)
  by adding in proper alphabetical order the following definition of "Tranche 3 First Sub-tranche Availability Date" to Section 1.1 of the Bridge Loan Agreement: ""Tranche 3 First Sub-tranche Availability Date" has the meaning ascribed thereto in Section 2.1(e);";

  (l)
  by adding in proper alphabetical order the following definition of "Tranche 3 Second Sub-tranche" to Section 1.1 of the Bridge Loan Agreement: ""Tranche 3 Second Sub-tranche" has the meaning ascribed thereto in Section 2.1(e);";

  (m)
  by adding in proper alphabetical order the following definition of "Tranche 3 Second Sub-tranche Arrangement Fee" to Section 1.1 of the Bridge Loan Agreement: ""Tranche 3 Second Sub-tranche Arrangement Fee" has the meaning ascribed thereto in Section 5.3(b);";

  (n)
  by adding in proper alphabetical order the following definition of "Tranche 3 Second Sub-tranche Availability Date" to Section 1.1 of the Bridge Loan Agreement: "Tranche 3 Second Sub-tranche Availability Date" has the meaning ascribed thereto in Section 2.1(e);";

  (o)
  by: (i) deleting the following sentence in Section 2.1(e) of the Bridge Loan Agreement: "On the first Banking Day on or after January 15, 2006, the maximum principal amount of the Bridge Loan that shall be available to the Borrower shall be increased by a further $25,000,000 ("Tranche 3"), subject to the Tranche 3 Conditions set out in Section 4.2, for a total principal availability as of such date of $100,000,000." and (ii) replacing it with the following sentence: "On the first Banking Day on or after January 15, 2006 (the "Tranche 3 First Sub-tranche Availability Date"), the maximum principal amount of the Bridge Loan that shall be available to the Borrower shall be increased by a further $25,000,000 (the "Tranche 3 First Sub-tranche"), and on the first Banking Day on or after September 29, 2006 (the "Tranche 3 Second Sub-tranche Availability Date"), the maximum principal amount of the Bridge Loan that shall be available to the Borrower shall be increased by a further $19,000,000 (the "Tranche 3 Second Sub-tranche"), (the Tranche 3 First Sub-tranche and the Tranche 3 Second Sub-tranche being referred to herein, collectively, as "Tranche 3"), subject to the Tranche 3 Conditions set out in Section 4.2, for a total principal availability as of the Tranche 3 First Sub-tranche Availability Date of $100,000,000, and a total principal availability as of the Tranche 3 Second Sub-tranche Availability Date of $119,000,000.";

  (p)
  by deleting the last sentence of Section 3.1 of the Bridge Loan Agreement;

  (q)
  by deleting the words "Without derogating from the provisions of Sections 3.1 and 8.2" in the first line of Section 4.2 of the Bridge Loan Agreement and replacing them with the words "Without derogating from the provisions of Sections 2.1(e), 3.1 and 8.2";

  (r)
  by deleting Section 4.2(e) of the Bridge Loan Agreement and replacing it with the following:

    "Tranche 3 Arrangement Fee: In respect of the Tranche 3 First Sub-tranche only, the Lender shall have received payment in full of the Tranche 3 First Sub-tranche Arrangement Fee, and in respect of the Tranche 3 Second Sub-tranche only, the Lender shall have received payment in full of the Tranche 3 Second Sub-tranche Arrangement Fee to be paid from Tranche 3 Second Sub-tranche funds.";

  (s)
  by deleting, in Section 5.1(a)(ii) of the Bridge Loan Agreement, the following words:

    "subject to: (I) minimum amounts of US$10,000,000; (II) not more than five separate Interest Periods outstanding with respect to Fixed Rate Advances at any one time; and (III) each Interest Period with respect to separate Fixed Rate Advance is not to exceed the applicable Interest Period or extend beyond the Termination Date as the case may be (with interest in each case payable at maturity of each separate Fixed Rate Advance)", and replacing them with the following words:

    "provided that, no Interest Period with respect to a separate Fixed Rate Advance is to exceed the applicable Interest Period or extend beyond the Termination Date as the case may be (with interest in each case payable at maturity of each separate Fixed Rate Advance)";

  (t)
  by deleting the "." at the end of Section 5.1(a)(ii) of the Bridge Loan Agreement and replacing it with a ",";

  (u)
  by adding, at the end of Section 5.1(a) of the Bridge Loan Agreement, the following words:

    "provided that, in the event that the Second Closing does not occur by November 7, 2006, all outstanding and any future Advances under the Loan shall bear interest from and after such date at the lesser of (a) the rate applicable to such type of Advance (determined as provided above) plus 250 bps per annum and (b) the highest rate permitted by Applicable Law.";

  (v)
  by deleting, in Section 5.3(b) of the Bridge Loan Agreement, the following words:

    "on the date, if any, on which all or part of Tranche 3 is made available to the Borrower, an arrangement fee (the "Tranche 3 Arrangement Fee") of $500,000, being 2% of the Tranche 3 Loan Amount",

    and replacing them with the following words:

    "on: (A) the date, if any, on which all or part of Tranche 3 First Sub-tranche is made available to the Borrower, an arrangement fee (the "Tranche 3 First Sub-tranche Arrangement Fee") of $500,000, being 2% of the Tranche 3 First Sub-tranche Loan Amount; and on (B) the date, if any, on which all or part of Tranche 3 Second Sub-tranche is made available to the Borrower, an arrangement fee (the "Tranche 3 Second Sub-tranche Arrangement Fee") of $190,000, being 1% of the Tranche 3 Second Sub-tranche Loan Amount, to be paid out of funds representing Tranche 3 Second Sub-tranche funds";

  (w)
  by deleting the word "and" immediately after the ";" at the end of Section 7.1(gg) of the Bridge Loan Agreement;

  (x)
  by deleting the "." at the end of Section 7.1(hh) of the Bridge Loan Agreement and replacing it with ";";

  (y)
  by adding, as Section 7.1(ii) of the Bridge Loan Agreement, the following:

    "(ii) Tranche 3 Second Sub-tranche. All requests for Advances under the Tranche 3 Second Sub-tranche shall be materially consistent (to be determined by the Lender in its sole and absolute discretion) with the weekly cash flow forecast reports that the Borrower is required to deliver to MI Developments Inc. and the Tranche 3 Second Sub-tranche shall be used solely to fund: (i) operations and financing activities (including mandatory payments of principal or interest due and owing and the Tranche 3 Second Sub-tranche Arrangement Fee), provided that the making of any such payment is not prohibited by this Agreement and will not result in an Unmatured Event of Default or an Event of Default under this Agreement); (ii) Maintenance Capital Expenditures; and (iii) Capital Expenditures required pursuant to the terms of the joint venture arrangements with Forest City Enterprises, Inc. and Caruso Affiliated. For greater certainty, the payment of consideration to MI Developments Inc. in connection with any future Option Amendment and Extension Agreements to be entered into by Michigan Racing, Inc., the Borrower and MI Developments Inc. shall be a permitted use of funds from the Advances under the Tranche 3 Second Sub-tranche;";

  (z)
  by adding, as Section 7.1(jj) of the Bridge Loan Agreement, the following:

    "(jj) Updated Borrower Recapitalization Plan. On or before the earlier to occur of (a) October 31, 2006 and (b) the tenth Banking Day following the Lender's delivery to the Borrower of a notice that the Lender has determined, acting reasonably, that the Second Closing is not likely to occur on or before November 7, 2006, the Borrower shall deliver to the Lender a revised and updated plan, approved and adopted by the Borrower's board of directors, to recapitalize the Borrower and its Subsidiaries and to revise the business plan of the Borrower and its Subsidiaries, which plan shall be in form, scope and terms satisfactory to the Lender in its sole and absolute discretion; provided, however, that the delivery of such plan shall in no way affect, or constitute a waiver of, any rights or remedies of the Lender under this Agreement, including without limitation, the right of the Lender to exercise its remedies as a result of the occurrence of an Event of Default under Section 9.1(o) hereof; and";

  (aa)
  by adding, as Section 7.1(kk) of the Bridge Loan Agreement, the following:

    "(kk) Notice of Second Closing. The Borrower shall (a) forthwith upon receipt provide the Lender with a copy of any written notices, or advise the Lender in writing of any oral communications, which the Borrower has received from PA Meadows, LLC or any of its officers, employees, agents or representatives that the Second Closing will not occur on or before November 7, 2006, and (b) promptly advise the Lender of any circumstances of which the Borrower is or becomes aware that could result in the Second Closing not occurring on or before November 7, 2006.";

  (bb)
  by deleting Section 7.2(b) of the Bridge Loan Agreement and replacing it with the following:

    "(b) Capital Expenditures. Without the Lender's prior written approval, exercisable in the Lender's sole discretion, incur or commit or agree to incur any Capital Expenditures, or any lienable work to be done to or for the benefit of any of the Properties, except for (i) in accordance with the Borrower Recapitalization Plan, (ii) the Construction (as defined in and permitted by the Remington Construction Loan Agreement), (iii) the Reconstruction (as defined in and permitted by the Gulfstream Construction Loan Agreement), (iv) as required pursuant to the terms of the joint venture arrangements with Forest City Enterprises, Inc. and Caruso Affiliated and (v) emergency repairs;";

  (cc)
  by deleting Section 7.2(f) of the Bridge Loan Agreement and replacing it with the following:

  (f)
  "Investments; Acquisitions. Engage directly or indirectly in any business activity unrelated to its Core Line of Business, or purchase or otherwise acquire or make any investment in any properties or assets, or permit or otherwise undertake any Acquisitions; provided, however, that the Borrower may:

  (i)
  make investments in Cash Equivalents in amounts and pursuant to terms acceptable to the Lender, acting reasonably; and

  (ii)
  acquire, in one or more transactions, through MEC Maryland (the Borrower's Subsidiary that currently owns shares in AmTote International, Inc. ("AmTote")) or through 30000 Maryland (an Affiliate of MEC Maryland), all of the issued and outstanding shares of AmTote that MEC Maryland does not currently own, at an aggregate cost not to exceed $14.75 million, provided that on the date that MEC Maryland or 30000 Maryland acquires such shares of AmTote (an "AmTote Closing Date"), MEC Maryland shall transfer to 30000 Maryland all of the issued and outstanding shares of AmTote that MEC Maryland owns, and the Lender shall have received:

  (A)
  (i) duly executed and delivered original copies of a guarantee, in a form satisfactory to the Lender, executed by 30000 Maryland; (ii) duly executed and delivered original copies of a share pledge agreement, in a form satisfactory to the Lender, executed by 30000 Maryland and AmTote; (iii) duly executed and delivered original copies of a guarantee, in a form satisfactory to the Lender, executed by MEC Maryland (MEC Maryland and 30000 Maryland being defined herein, collectively, as the "AmTote Guarantors"), together with such other security in respect of the AmTote Guarantors as the Lender may require, in each case as security for the Indebtedness (collectively, the "AmTote Security"), which AmTote Security shall rank second only to the guarantees and share pledge agreement and related security from the AmTote Guarantors, if any, (the "BMO AmTote Security") to be given to BMO as further security under the BMO Credit Agreement (it being agreed by the Lender that such BMO AmTote Security shall be a Permitted Encumbrance);

      (B)
      evidence of registration of the AmTote Security in such jurisdictions as the Lender may require together with search reports in the name of the Borrower and the AmTote Guarantors as may be required by the Lender;

      (C)
      the following in form and substance satisfactory to the Lender:

      1.
      an Officer's Certificate dated as of the AmTote Closing Date certifying that attached thereto are true and correct copies of the following documents, and that such documents are in full force and effect, unamended;

      a.
      the articles or constating documents of the AmTote Guarantors; and

      b.
      the by-laws or other organizational documents of the AmTote Guarantors;

      2.
      a certificate of incumbency including sample signatures of officers and directors of the AmTote Guarantors;

      3.
      the resolutions or other documentation evidencing that all necessary action, corporate or otherwise, has been taken by the AmTote Guarantors to authorize the execution, delivery and performance of the AmTote Security to which it is a party; and

      4.
      a certificate of status, certificate of good standing or similar certificate with respect to the jurisdiction of incorporation of each of the AmTote Guarantors; and

      (D)
      an opinion of Borrower's counsel, in form and substance satisfactory to the Lender;"; and

  (dd)
  by deleting the words "a grid promissory note in the amount of One Hundred Million Dollars ($100,000,000.00) from the Borrower in favour of the Lender (the "Borrower Note")" in Section 8.1(h)(i) of the Bridge Loan Agreement" and replacing them with the following words "an amended and restated grid promissory note in the amount of One Hundred and Nineteen Million Dollars ($119,000,000) from the Borrower in favour of the Lender (the "Borrower Note")";

  (ee)
  by deleting the "." at the end of Section 9.1(n) of the Bridge Loan Agreement and replacing it with "; or"; and

  (ff)
  by adding, as Section 9.1(o) of the Bridge Loan Agreement, the following:

    "(o) the Second Closing does not occur on or before November 7, 2006 or the Lender, acting reasonably, determines that the Second Closing is not likely to occur on or before November 7, 2006.".

4.
Condition Precedent.    The amendments contained in Sections 3.1(a), (b), (d), (g), and (cc) of this Agreement (the "AmTote Amendments") shall be effective, notwithstanding the date of this Agreement, as of August 28, 2006. The amendments contained in this Agreement (other than the AmTote Amendments) shall be conditional upon the satisfaction (or waiver by the Lender) of all of the following conditions (collectively, the "Conditions Precedent"): (i) the Lender receiving the Tranche 3 Second Sub-tranche Arrangement Fee of One Hundred and Ninety Thousand Dollars ($190,000) paid from funds representing Tranche 3 Second Sub-tranche funds; (ii) the complete truth and accuracy of the representations and warranties set forth in Section 2 of this Agreement; and (iii) the Lender receiving opinions from counsel to the Borrower and to the Guarantors, in form and substance satisfactory to the Lender, confirming, inter alia, the due authorization, execution and delivery of this Agreement by the Borrower and each of the Guarantors, the enforceability of this Agreement in accordance with its terms, and the continued enforceability of each of the guarantees and indemnities given by the Guarantors in respect of the Indebtedness. The Conditions Precedent are strictly inserted for the benefit of the Lender and may be waived, in whole or in part, at any time and from time to time, by the Lender at the Lender's sole and absolutely unfettered discretion.

5.
Confirmation of Amended Bridge Loan Agreement.    The Bridge Loan Agreement, as amended by this Agreement, is hereby ratified and confirmed in all respects and time shall remain of the essence. After the date hereof (subject to the satisfaction or waiver of all Conditions Precedent), all references in each Loan Document to the Credit Agreement or Loan Agreement shall be deemed to be a reference to the Bridge Loan Agreement as amended by this Agreement.

6.
Guarantor Confirmation.    Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is, and the obligations of such Guarantor thereunder are, hereby confirmed and ratified in all respects.

7.
Certain Provisions relating to The Meadows Guarantors.    To the extent that the provisions set forth herein amend the rights and obligations of The Meadows Guarantors from those set forth in the Bridge Loan Agreement (as it exists prior to being amended by this Agreement), such amendments, solely with respect to each of The Meadows Guarantors, will not be operative unless approved by The State Harness Racing Commission of Pennsylvania under 58 Pa. Code Section 185.22; provided, however, that the obligations of The Meadows Guarantors set forth in the Bridge Loan Agreement (as it exists prior to being amended by this Agreement) shall continue in full force and effect until such approval is obtained. Each of The Meadows Guarantors covenants that in the event that the Second Closing does not occur by the Deadline Date (as defined in the Note Agreement):

(a)
The Meadows Guarantors shall promptly seek such approval, and further covenants that they will not take any act (or omit to take any act) that disqualifies them from applying, obtaining, maintaining or receiving a license under the Pennsylvania Race Horse Development and Gaming Act, 4 Pa. C.S.A. Sections 1101-1904 (2004) or related regulations as in effect from time to time; and

(b)
If so requested by the Lender, the Meadows Guarantors shall take all acts necessary to increase the amount secured by The Meadows Guarantee including, without limitation, delivering to the Lender, in form satisfactory to the Lender and its counsel:

(i)
a perfected amending agreement (the "The Meadows Mortgage Amendment") increasing the principal amount secured under The Meadows First Mortgage to an amount acceptable to the Lender, acting reasonably;

(ii)
at the expense of the Borrower, an amendment to the existing title insurance policy in respect of The Meadows First Mortgage increasing the amount of coverage thereunder to an amount acceptable to the Lender, acting reasonably;

(iii)
such opinions as the Lender determines, in its sole and absolute discretion, to be appropriate; and

(iv)
such other consents, assignments, mortgages, security agreements and undertakings relating to The Meadows Property and other documentation in support thereof as the Lender and its counsel shall reasonably require.

8.
Additional Security.    As soon as reasonably practical after the date hereof, the Borrower shall deliver to the Lender, in form satisfactory to the Lender and its counsel:

(a)
a perfected amending agreement (the "Santa Anita Mortgage Amendment") increasing the principal amount secured under The Santa Anita Third Mortgage to an amount acceptable to the Lender, acting reasonably;

  (b)
  a perfected amending agreement (the "Golden Gate Fields Mortgage Amendment") increasing the principal amount secured under The Golden Gate Fields Mortgage to an amount acceptable to the Lender, acting reasonably;

  (c)
  at the expense of the Borrower, an amendment to the existing title insurance policy or policies in respect of The Santa Anita Third Mortgage and the Golden Gate Fields Mortgage increasing the amount of coverage thereunder to an amount acceptable to the Lender, acting reasonably;

  (d)
  such opinions as the Lender determines, in its sole and absolute discretion, to be appropriate; and

  (e)
  such other consents assignments, mortgages, security agreements and undertakings relating to the Santa Anita Property and the Golden Gate Property and other documentation in support thereof as the Lender and its counsel shall reasonably require.

9.
Successors and Assigns.    This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties hereto and their respective successors and permitted assigns.

10.
Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable herein.

11.
Time of the Essence.    Time shall be of the essence of this Agreement. If anything herein is to be done on a day which is not a Business Day, the same shall be done on the next succeeding Business Day. Where in this Agreement a number of days is prescribed, the number shall be computed by excluding the first day and including the last day.

12.
Headings, Extended Meanings.    The headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof and are not to be considered in the interpretation hereof. In this Agreement, words importing the singular include the plural and vice versa; words importing the masculine gender include the feminine and vice versa; and words importing persons include firms or corporations and vice versa.

13.
Counterparts.    This Agreement may be executed in counterparts and may be delivered by e-mail and/or facsimile transmission.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

MAGNA ENTERTAINMENT CORP., as Borrower
*	By:	/s/ Blake S. Tohana
		Name:	Blake S. Tohana
		Title:	Executive Vice President and Chief Financial Officer
	By:	/s/ William G. Ford
		Name:	William G. Ford
		Title:	Secretary
We have authority to bind the Corporation.
PACIFIC RACING ASSOCIATION
	By:	/s/ Blake S. Tohana
		Name:	Blake S. Tohana
		Title:	Executive Vice President and Chief Financial Officer
	By:	/s/ William G. Ford
		Name:	William G. Ford
		Title:	Secretary
We have authority to bind the Corporation.
MEC LAND HOLDINGS (CALIFORNIA) INC.
	By:	/s/ Blake S. Tohana
		Name:	Blake S. Tohana
		Title:	Executive Vice President and Chief Financial Officer
	By:	/s/ William G. Ford
		Name:	William G. Ford
		Title:	Secretary
We have authority to bind the Corporation.

THE SANTA ANITA COMPANIES, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
LOS ANGELES TURF CLUB, INCORPORATED
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
GULFSTREAM PARK RACING ASSOCIATION, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

GPRA THOROUGHBRED TRAINING CENTER, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
SLRD THOROUGHBRED TRAINING CENTER, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
MEC DIXON, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

SUNSHINE MEADOWS RACING INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
OTL, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
DLR, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

PALM MEADOWS ESTATES, LLC
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
THISTLEDOWN, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
MEC MARYLAND INVESTMENTS, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

30000 MARYLAND INVESTMENTS LLC
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

MID ISLANDI SF., ACTING THROUGH ITS ZUG BRANCH
By:	/s/ Thomas Schultheiss
	Name:	Thomas Schultheiss
	Title:	Branch Manager
By:	/s/ Herta Kessler
	Name:	Herta Kessler
	Title:	Branch Manager
We have authority to bind the Partnership.